Exhibit 32.2                      Certification of Andrew W. Evans pursuant to 18 U.S.C. Section 1350

CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)

The undersigned, as the chief financial officer of AGL Resources Inc., certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)
the Amendment No. 1 to the Annual Report on Form 10-K/A of AGL Resources, Inc.  for the year ended December 31, 2013 (the “Report”), which accompanies this certification, fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of AGL Resources Inc.

Date: November 7, 2014	/s/ Andrew W. Evans
Executive Vice President and Chief Financial Officer